                                                                    Exhibit 99.1

                               SERVICING AGREEMENT

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    Depositor

                                       and

                            CENTRAL MORTGAGE COMPANY,
                                    Servicer

                                   ----------

                               SERVICING AGREEMENT
                            Dated as of June 1, 2007

                                   ----------

          MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-OAR2

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I. DEFINITIONS...................................................     1

ARTICLE II. REPRESENTATIONS, WARRANTIES AND COVENANTS....................    17
   2.01. Warranties and Representations of the Depositor.................    17
   2.02. Warranties and Representations of the Servicer..................    18
   2.03. Covenants of the Servicer.......................................    19
   2.04. Depositor Notification of NIM Notes.............................    20

ARTICLE III. ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..............    20
   3.01. Servicer to Service Mortgage Loans..............................    20
   3.02. Servicing and Subservicing; Enforcement of the Obligations
         of Servicer.....................................................    21
   3.03. Rights of the Depositor and the Trustee in Respect of the
         Servicer........................................................    22
   3.04. Master Servicer to Act as Servicer..............................    22
   3.05. Collection of Mortgage Loan Payments; Collection Account........    23
   3.06. Collection of Taxes, Assessments and Similar Items;
         Escrow Accounts.................................................    25
   3.07. Access to Certain Documentation and Information
         Regarding the Mortgage Loans....................................    26
   3.08. Permitted Withdrawals from the Collection Account
         and Master Servicer Collection Account..........................    26
   3.09. [RESERVED]......................................................    28
   3.10. Maintenance of Hazard Insurance.................................    28
   3.11. Enforcement of Due-On-Sale Clauses; Assumption
         Agreements......................................................    29
   3.12. Realization Upon Defaulted Mortgage Loans;
         Determination of Excess Proceeds; Special Loss
         Mitigation......................................................    30
   3.13. Release of Mortgage Files.......................................    33
   3.14. Documents, Records and Funds in Possession of Servicer
         to be Held for the Trustee......................................    34
   3.15. Servicing Compensation..........................................    34
   3.16. Access to Certain Documentation.................................    35
   3.17. Subordination of Liens..........................................    35
   3.18. Information to the Master Servicer..............................    35
   3.19. Indemnification.................................................    35
   3.20. Solicitation....................................................    36
   3.21. High Cost Mortgage Loans........................................    36

ARTICLE IV. DISTRIBUTIONS................................................    36
   4.01. Advances........................................................    36
   4.02. Reduction of Servicing Compensation in Connection
         with Prepayment Interest Shortfalls.............................    38

ARTICLE V. THE DEPOSITOR AND THE SERVICER................................    38
   5.01. Respective Liabilities of the Depositor and the Servicer........    38
   5.02. Merger or Consolidation of the Depositor or the Servicer........    38
   5.03. Limitation on Liability of the Depositor, the Servicer
         and Others......................................................    38
   5.04. Limitation on Resignation of Servicer...........................    39
   5.05. Errors and Omissions Insurance; Fidelity Bonds..................    39

                                TABLE OF CONTENTS
                                   (continued)

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
ARTICLE VI. DEFAULT; TERMINATION OF SERVICER.............................    40
   6.01. Events of Default...............................................    40
   6.02. Master Servicer to Act; Appointment of Successor................    41

ARTICLE VII. MISCELLANEOUS PROVISIONS....................................    42
   7.01. Amendment.......................................................    42
   7.02. Counterparts....................................................    42
   7.03. Governing Law...................................................    42
   7.04. Notices.........................................................    43
   7.05. Severability of Provisions......................................    43
   7.06. Assignment......................................................    43
   7.07. Inspection and Audit Rights.....................................    45
   7.08. Waiver..........................................................    45
   7.09. Termination.....................................................    45

ARTICLE VIII. COMPLIANCE WITH REGULATION AB..............................    45
   8.01. Intent of the Parties; Reasonableness...........................    45
   8.02. Subservicing Agreements.........................................    46
   8.03. Information to Be Provided by the Servicer......................    46
   8.04. Servicer Compliance Statement...................................    47
   8.05. Report on Assessment of Compliance and Attestation..............    47
   8.06. Use of Sub-Servicers and Subcontractors.........................    48
   8.07. Indemnification; Remedies.......................................    49

EXHIBIT A    FORM OF REQUEST FOR RELEASE
EXHIBIT B    FORM OF SERVICER'S ANNUAL CERTIFICATION
EXHIBIT C-1  FORM OF MASTER SERVICER REPORT
EXHIBIT C-2  FORM OF DELINQUENCIES REPORTING
EXHIBIT C-3  CALCULATION OF REALIZED LOSS/GAIN
EXHIBIT D    FORM OF SERVICING CRITERIA
SCHEDULE I   MORTGAGE LOAN SCHEDULE

     This SERVICING AGREEMENT, dated as of June 1, 2007 (the "Agreement"), is between MERRILL LYNCH MORTGAGE INVESTORS, INC., a Delaware corporation, as depositor (the "Depositor"), and CENTRAL MORTGAGE COMPANY, an Arkansas corporation, as servicer (the "Servicer"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                                   WITNESSETH:

     WHEREAS, Wilshire Credit Corporation serviced the mortgage loans listed in
Schedule I attached hereto (the "Mortgage Loans") for the benefit of the Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2.

     WHEREAS, Merrill Lynch Mortgage Lending, Inc. ("MLML"), as servicing rights owner for the Mortgage Loans, will terminate Wilshire Credit Corporation as servicer of the Mortgage Loans as of June 1, 2007.

     WHEREAS, the Servicer has purchased from MLML the servicing rights to Mortgage Loans pursuant to a servicing rights purchase agreement.

     WHEREAS, the Depositor and the Servicer agree that the Servicer shall service the Mortgage Loans pursuant to this Agreement and Wells Fargo Bank, N.A., as master servicer, has consented to the appointment of the Servicer as servicer of the Mortgage Loans.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Depositor and the Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: The Servicer's normal servicing practices, which will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

     Accountant's Attestation: A report from a nationally or regionally recognized firm of independent registered public accountants which is a member of the American Institute of Certified Public Accountants to the effect that (i) it has obtained a representation regarding certain matters from the management of the Servicer, which includes an assertion as to whether the Servicer has complied with the Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether the Servicer's compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding the Servicer's assessment of compliance with the Servicing Criteria.

     Adjustable Rate Mortgage Loan: A Mortgage Loan identified in the Mortgage Loan Schedule as having a Mortgage Rate that is adjustable.

     Adjustment Date: As to each Adjustable Rate Mortgage Loan, each date on which the related Mortgage Rate is subject to adjustment, as provided in the related Mortgage Note.

     Advance: The aggregate of the advances required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such advances being equal to the sum of the aggregate of payments of principal and interest (or, with respect to interest-only Mortgage Loans, payments of scheduled interest) (net of the Servicing Fee) on the related Mortgage Loans that were due during the applicable Due Period and not received as of the close of business on the related Determination Date, less the aggregate amount of any such Delinquent payments that the Servicer has determined would constitute a Non-Recoverable Advance were an advance to be made with respect thereto; provided, however, that with respect to (i) any Mortgage Loan that is 150 days delinquent or more (whether or not the Mortgage Loan has been converted to an REO Property), (ii) shortfalls in principal and interest due to bankruptcy proceedings or the application of the Relief Act or similar laws and (iii) the principal portion of any amount paid on a Balloon Loan, there will be no obligation to make advances and, provided further, however, that with respect to any Mortgage Loan that has been converted to an REO Property which is less than 150 days delinquent, the obligation to make Advances shall only be to payments of interest (subject to the exceptions described above and net of the Servicing Fees), to be calculated after taking into account rental income.

     Advance Facility: A financing or other facility as described in Section
7.06.

     Advancing Person: A Person to whom the Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances have been assigned pursuant to Section 7.06.

     Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Servicing Agreement, dated as of June 1, 2007, by and between the Depositor and the Servicer and any and all amendments or supplements hereto made in accordance with the terms herein.

     Appraised Value: For any Mortgaged Property related to a Mortgage Loan, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

     Assessment of Compliance: An officer's assessment of its compliance with the Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

     Balloon Loan: A Mortgage Loan having an original term to stated maturity of approximately 15 or 30 years which provides for level monthly payments of principal and interest generally based on a 30-,


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

40- or 50-year amortization schedule, with a balloon payment of the remaining outstanding principal balance due on such Mortgage Loan at its stated maturity.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Master Servicer, the Servicer or the Securities Administrator are authorized or obligated by law or executive order to be closed.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

     Certificateholder or Holder: As defined in the Pooling and Servicing Agreement.

     Closing Date: As set forth in the Pooling and Servicing Agreement.

     Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

     Collection Account: The separate Eligible Account created and initially maintained by the Servicer pursuant to Section 3.05(d) in the name of the Trustee for the benefit of the Certificateholders and designated, "Central Mortgage Company, as servicer, for Wells Fargo Bank, N.A., as Securities Administrator, in trust for registered holders of Merrill Lynch Alternative Note Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-OAR2." Funds in the Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Combined Loan-to-Value Ratio: For any Mortgage Loan in a second lien position, the fraction, expressed as a percentage, the numerator of which is the sum of (1) the original principal balance of the related Mortgage Loan and (2) any outstanding principal balances of Mortgage Loans the liens on which are senior to the lien on such related Mortgage Loan (such sum calculated at the date of origination of such related Mortgage Loan) and the denominator of which is the lesser of (A) the Appraised Value of the related Mortgaged Property and
(B) the sales price of the related Mortgaged Property at time of origination.

     Commission: The Securities and Exchange Commission.

     Compensating Interest: For any Distribution Date and all Principal Prepayments in full in respect of a Mortgage Loan that are received during the period from the first day of the related Prepayment Period through the last day of the calendar month preceding such Distribution Date, a payment made by the Servicer in an amount not to exceed the product of (a) the Servicing Fee Rate and (b) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, equal to the amount of interest at the Net Mortgage Rate for that Mortgage Loan from the date of prepayment through the 30th day of such preceding calendar month; provided that any month consisting of less than 30 days shall be deemed to consist of 30 days.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released either to a Mortgagor in accordance with the terms of the related mortgage loan documents or to the holder of a senior lien on the Mortgaged Property.

     Cut-off Date: As defined in the Pooling and Servicing Agreement.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the calendar day immediately preceding the Cut-off Date after application of all payments of principal due on or prior to the Cut-off Date, whether or not received, and all Principal Prepayments received prior to the Cut-off Date, but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

     Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. With respect to any Mortgage Loan due on any day other than the first day of the month, such Mortgage Loan shall be deemed to be due on the first day of the immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     Depositor: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, or any successor in interest.

     Determination Date: With respect to any Distribution Date, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

     Distribution Account The separate Eligible Account created and maintained by the Securities Administrator and as defined in the Pooling and Servicing Agreement.

     Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing on the date specified in the Pooling and Servicing Agreement.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which a Scheduled Payment is due.

     Due Period: With respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1 or better by S&P and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of Certificates then rated by the Rating Agencies) in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)) delivered to the Securities Administrator prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Distribution Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

     Escrow Account: As defined in Section 3.06 hereof.

     Event of Default: As defined in Section 6.01 hereof.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, any Liquidation Proceeds that are in excess of the sum of (1) the unpaid principal balance of such Liquidated Mortgage Loan as of the date of such liquidation plus
(2) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders (and not reimbursed to the Servicer) up to the Due Date in the month in which such Liquidation Proceeds are required to be distributed on the unpaid principal balance of such Liquidated Mortgage Loan outstanding during each Due Period as to which such interest was not paid or advanced.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: A federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Fixed Rate Mortgage Loan: A Mortgage Loan identified in the Mortgage Loan Schedule as having a Mortgage Rate which is fixed.

     Freddie Mac: A corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Gross Margin: The percentage set forth in the related Mortgage Note for each of the Adjustable Rate Mortgage Loans which is to be added to the applicable index for use in determining the Mortgage Rate on each Adjustment Date and which is set forth in the Mortgage Loan Schedule for each Adjustable Rate Mortgage Loan.

     Indenture: An indenture relating to the issuance of NIM Notes.

     Initial Adjustment Date: As to any Adjustable Rate Mortgage Loan, the first Adjustment Date following the origination of such Mortgage Loan.

     Initial Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

     Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

     Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Funds: With respect to any Distribution Date and the Mortgage Loans, the sum, without duplication, of (1) all interest due during the related Due Period that is received before the related Servicer Remittance Date less the Servicing Fee, (2) all Advances relating to interest, (3) all Compensating Interest Payments, (4) Liquidation Proceeds collected during the related Prepayment Period (to the extent such Liquidation Proceeds relate to interest),
(5) proceeds of any Mortgage Loan purchased by the Depositor or any transferor under the Pooling and Servicing Agreement during the related Prepayment Period for document defects, breach of a representation or warranty, realization upon default or optional termination (to the extent such proceeds relate to interest), (6) Prepayment Charges received with respect to the related Mortgage Loans, less all non-recoverable Advances and Servicing Advances relating to interest and certain indemnification amounts, expenses reimbursed to the Trustee, Securities Administrator, Master Servicer and the Servicer (not limited to such Advances, Servicing Advances, interest, amounts and expenses set forth in this clause (6)) and (7) as increased by the lesser of (x) the aggregate amount of items (2), (3), (4) and (5) of the definition of Principal Funds collected during the related Prepayment Period and (y) the aggregate amount of Negative Amortization during the related Prepayment Period.

     Issuing Entity: Merrill Lynch Alternative Note Asset Trust, Series
2007-OAR2.

     Liquidated Mortgage Loan: Any defaulted Mortgage Loan (including any REO Property) as to which the Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

     Liquidation Proceeds: With respect to any Mortgage Loan, cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, and amounts received through Insurance Proceeds and condemnation proceeds.

     Losses: Any losses, claims, damages, liabilities or expenses collectively.

     Master Servicer: Wells Fargo Bank. N.A.

     Master Servicer Collection Account: The separate Eligible Account created and maintained by the Master Servicer pursuant to the Pooling and Servicing Agreement in the name of the Master Servicer for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as Master Servicer, in trust for registered holders of Merrill Lynch Alternative Note Asset Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-OAR2." Funds in the Master Servicer Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in the Pooling and Servicing Agreement.

     Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note and with respect to each Fixed Rate Mortgage Loan, the rate of interest set forth in the related Mortgage Note.

     MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS Loan: Any Mortgage Loan registered with MERS on the MERS System.

     MERS System: The system of recording transfers of mortgage electronically maintained by MERS.

     Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the minimum rate of interest set forth as such in the related Mortgage Note.

     MIN: The loan number for any MERS Loan.

     MLML: Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, or its successors in interest.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined:
(a) after giving effect to the Mortgagor's choice of payment to the extent permitted by the Mortgage Note, (b) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and
(ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (c) without giving effect to any extension granted or agreed to by the Servicer pursuant to this Agreement; and (d) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

     Moody's: Moody's Investors Service, Inc. or any successor in interest.

     Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument creating a second lien or a second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

     Mortgage File: The mortgage documents pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loan Schedule: The lists of Mortgage Loans (as from time to time amended by the Trustee to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund (for clarification purposes, the Trustee has physical possession of the Mortgage Files) and from time to time subject to this Agreement, attached to the Reconstituted Servicing Agreement, setting forth the following information with respect to each Mortgage Loan:

          (i)  the loan number;

          (ii) borrower name and address;

          (iii) the unpaid principal balance of the Mortgage Loans;

          (iv) the Initial Mortgage Rate;

          (v) the original maturity date and the months remaining before maturity date;

          (vi) the original principal balance;

          (vii) the Cut-off Date Principal Balance;


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

          (viii) the first payment due date of the Mortgage Loan;

          (ix) the Loan-to-Value Ratio at origination with respect to a first lien Mortgage Loan, or the Combined Loan-to-Value Ratio with respect to a second lien Mortgage Loan;

          (x) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (xi) a code indicating the property type;

          (xii) with respect to each Adjustable Rate Mortgage Loan;

               (A)  the frequency of each Adjustment Date;

               (B)  the next Adjustment Date;

               (C)  the Maximum Mortgage Rate;

               (D)  the Minimum Mortgage Rate;

               (E)  the Mortgage Rate as of the Cut-off Date;

               (F)  the related Periodic Rate Cap;

               (G)  the Gross Margin;

          (xiii) location of the related Mortgaged Property;

          (xiv) a code indicating whether a Prepayment Charge is applicable and, if so,

               (A)  the period during which such Prepayment Charge is in effect;

               (B)  the amount of such Prepayment Charge;

               (C) any limitations or other conditions on the enforceability of such Prepayment Charge; and

               (D) any other information pertaining to the Prepayment Charge specified in the related Mortgage Note; and

          (xv) the Credit Score and date obtained.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Issuing Entity.

     Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan and all amendments, modifications and attachments thereto.

     Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule set out on Schedule I.

     Mortgaged Property: The underlying property securing a Mortgage Loan.

     Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the then current Mortgage Rate less the Servicing Fee Rate.

     Net Rate: With respect to any interest in any REMIC and any Distribution Date, the product of (x) the weighted average Net Mortgage Rate for the Mortgage Loans calculated based on the respective Net Mortgage Rates and the Stated Principal Balances of such Mortgage Loans as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Cut-off Date) and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period for such interest.

     NIM Notes: The notes to be issued pursuant to the Indenture.

     Non-Recoverable Advance: Any portion of an Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current delinquency, would not, be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise related to the Mortgage Loans.

     Non-Recoverable Servicing Advance: Any portion of a Servicing Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current Servicing Advance, would not, be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise related to the Mortgage Loans.

     Non-Supported Interest Shortfall: As defined in Section 4.02.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Servicer, as required by this Agreement.

     One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of (a) the offered rates for one-month United States dollar deposits, as such rates appear on Telerate page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date or (b) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time), the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. If One-Month LIBOR is determined pursuant to clause (b) above, on each Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Securities Administrator as follows:

          (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.03125%).

          (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and
               (ii) the Reserve Interest Rate.

     Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for the Master Servicer or the Depositor.

     OTS: The Office of Thrift Supervision.

     Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in Full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     PCAOB: The Public Company Accounting Oversight Board.

     Periodic Rate Cap: With respect to each Mortgage Loan, the maximum adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

     Permitted Investments: At any time, any one or more of the following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided the timely payment of such obligations is backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Certificates;

          (iii) commercial or finance company paper, other than commercial or finance company paper issued by the Depositor, the Trustee or any of their Affiliates, which is then receiving the highest commercial or finance company paper rating of each such Rating Agency;

          (iv) certificates of deposit, demand or time deposits, or bankers' acceptances (other than banker's acceptances issued by the Trustee or any of its Affiliates) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

          (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in the two highest long-term or the highest short-term ratings of each Rating Agency containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency as evidenced by a letter from each Rating Agency;

          (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

          (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation, other than the Trustee or any of its Affiliates, incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency;

          (ix) interests in any money market fund (including those managed or advised by the Trustee or its Affiliates), which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by at least one Rating Agency and the highest applicable long term rating of each Rating Agency rating such fund, if so rated; and

          (x) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof, other than the Trustee or any of its Affiliates, which on the date of acquisition has been rated by each such Rating Agency in their respective highest applicable rating category;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or above par or (iii) is purchased at a deep discount; provided, further, that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (ix) above); and provided, further, (I) that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Servicer but not yet deposited in the Collection Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Servicer shall receive an Opinion of Counsel, at the expense of the party requesting that such investment be made, to the effect that such investment will not adversely affect the status of the any

REMIC provided for herein as a REMIC under the Code or result in imposition of a tax on the Issuing Entity or any REMIC provided for herein and (II) each such investment must be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     Pooling and Servicing Agreement: The pooling and servicing agreement, dated as of March 1, 2007, by and among the Depositor, the Master Servicer, Wilshire Credit Corporation, as servicer and company, the Securities Administrator and the Trustee.

     Prepayment Charge: Any prepayment premium or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note or Mortgage, as applicable.

     Prepayment Interest Excess: With respect to any Servicer Remittance Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Servicer Remittance Date occurs and the last day of the related Prepayment Period, an amount equal to interest (to the extent received) at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Servicer Remittance Date occurs and ending on the date on which such Principal Prepayment is so applied.

     Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period beginning on the first day of such Prepayment Period through the last day of the month immediately preceding such Distribution Date, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to the shortfall in interest resulting from the receipt of principal prior to the next Due Date.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of such Distribution Date.

     Principal Distribution Amount: With respect to each Distribution Date, the sum of (i) the Principal Funds for such Distribution Date and (ii) any Extra Principal Distribution Amount for such Distribution Date.

     Principal Funds: With respect to any Distribution Date and the Mortgage Loans, the sum, without duplication, of (1) the principal due during the related Due Period and received before the related Servicer Remittance Date or advanced by the Servicer as an Advance on or before the related Servicer Remittance Date,
(2) Principal Prepayments in Full collected in the related Prepayment Period,
(3) the Stated Principal Balance of each Mortgage Loan that was purchased by the Depositor or the Servicer during the related Prepayment Period or, in the case of a purchase in connection with an optional termination, on the Business Day prior to such Distribution Date, (4) the amount, if any, by which the aggregate unpaid principal balance of any replacement Mortgage Loans is less than the aggregate unpaid principal balance of any Mortgage Loans delivered by the Sponsor in connection with a substitution of a

Mortgage Loan, (5) all Liquidation Proceeds collected during the related Prepayment Period (to the extent such Liquidation Proceeds related to principal), (6) all Subsequent Recoveries applicable to the related Prepayment Period, (7) all other collections and recoveries in respect of principal applicable to the related Prepayment Period less (A) all non-recoverable Advances relating to principal and all non-recoverable Servicing Advances reimbursed during the related Prepayment Period, (B) indemnification amounts and expenses reimbursable to the Trustee, Securities Administrator, Master Servicer and the Servicer hereunder and (C) the lesser of (i) the aggregate amount of items (2), (3), (4) and (5) above collected during the related Prepayment Period and (ii) the aggregate amount of Negative Amortization during the related Prepayment Period.

     Principal Prepayment: Any Principal Prepayment in Full or Curtailment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds.

     PUD: A Planned Unit Development.

     Purchase Price: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by this Agreement, and as confirmed by an Officers' Certificate from the Master Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided herein), (ii) accrued interest on such Stated Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer or Master Servicer, which payment or advance had as of the date of purchase been distributed to Certificateholders, through the end of the calendar month in which the purchase is to be effected less any unreimbursed Advances and any unpaid Servicing Fees payable to the purchaser of the Mortgage Loan and (iii) any costs and damages incurred by the Issuing Entity in connection with any violation by such Mortgage Loan or REO Property of any predatory or abusive-lending law.

     Rating Agency: Either of S&P or Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Class Certificate Balance of any Class of Certificates on any Distribution Date.

     Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date.

     Reference Banks: Barclays Bank PLC, JPMorgan Chase Bank, N.A., Citibank, N.A., Wells Fargo Bank, N.A. and NatWest, N.A.; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in

London, England, and (ii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed Reg. 1,506, 1.631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Relief Act: The Servicemembers Civil Relief Act or any similar state or local law.

     Relief Act Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest or principal collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

     REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

     REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Replacement Mortgage Loan: A Mortgage Loan substituted by a Sponsor for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit A (1) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan; (2) with respect to any Fixed Rate Mortgage Loan, have a Mortgage Rate not less than or no more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan: (A) have a Maximum Mortgage Rate no more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan; (B) have a Minimum Mortgage Rate no more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (C) have the same index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (D) not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate and (F) currently be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (3) have a similar or higher FICO score or credit grade than that of the Deleted Mortgage Loan; (4) have a Loan-to-Value Ratio (or Combined Loan-to-Value Ratio, in the case of the Mortgage Loans in a second lien position) no higher than that of the Deleted Mortgage Loan; (5) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (6) provide for a Prepayment Charge on terms substantially similar to those of the Prepayment Charge, if any, of the Deleted Mortgage Loan; (7) have the same lien priority as the Deleted Mortgage Loan; (8) constitute the same occupancy type as the Deleted Mortgage Loan; and (9) comply with each representation and warranty set forth in Section 2.03 hereof.

     Request for Release: A request for release in the form attached hereto as Exhibit A.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

     Reuters Screen LIBO Page: The display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace such LIBO page on that service for the purpose of displaying London interbank offered rates of major banks.

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

     Scheduled Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note as a Minimum Payment.

     Securities Act: The Securities Act of 1933, as amended.

     Securities Administrator: Wells Fargo Bank, N.A.

     Servicer: Central Mortgage Company, an Arkansas corporation, or its successor in interest.

     Servicer Advance Date: As to any Distribution Date, the related Servicer Remittance Date.

     Servicer Information: As defined in Section 8.07(i)(a).

     Servicer Remittance Date: With respect to any Distribution Date, the 18th day (or if such day is not a Business Day, the immediately preceding Business
Day) of the month in which such Distribution Date occurs.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (1) the preservation, inspection, restoration and protection of a Mortgaged Property, including without limitation advances in respect of prior liens, real estate taxes and assessments; (2) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations; (3) the conservation, management, sale and liquidation of any REO Property; (4) executing and recording instruments of satisfaction, deeds of reconveyance, substitutions of trustees on deeds of trust or Assignments of Mortgage to the extent not otherwise recovered from the related Mortgagors or payable under this Agreement; (5) correcting errors of prior servicers, tax tracking, title research, flood certifications, and lender paid mortgage insurance; (6) obtaining or correcting any legal documentation required to be included in the Mortgage Files and reasonably necessary for the Servicer to perform its obligations under this Agreement; and (7) compliance with the obligations under Sections 3.01 and 3.10.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

     Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to the product of (x) the Servicing Fee Rate and (y) the Stated Principal Balance of such Mortgage Loan as of the preceding Distribution Date or, in the event of any payment of interest that accompanies a Principal Prepayment in full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal

Balance of such Mortgage Loan as of the preceding Distribution Date for the period covered by such payment of interest.

     Servicing Fee Rate: 0.25% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicer on or prior to June 1, 2007 pursuant to this Agreement, as such lists may from time to time be amended.

     Servicing Transfer Costs: In the event that the Servicer does not reimburse the Master Servicer under this Agreement, all costs associated with the transfer of servicing from the predecessor Servicer, including, without limitation, any costs or expenses associated with the termination of the predecessor Servicer, the appointment of a successor servicer, the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or any successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or successor servicer to service the Mortgage Loans properly and effectively.

     Sponsor: MLML, or its successors in interest.

     Stated Principal Balance: With respect to any Mortgage Loan and Distribution Date, the unpaid principal balance of such Mortgage Loan as of the Due Date in the related Due Period, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial prepayments and Net Liquidation Proceeds received and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and as increased by the amounts of any Negative Amortization with respect to such Mortgage Loan after the Cut-off Date through the Due Date in the related Due Period.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer (or a Sub-Servicer of the Servicer), the Master Servicer, the Trustee, the Custodian or the Securities Administrator.

     Subsequent Recovery: Any amount received on a Mortgage Loan (net of amounts reimbursed to the Servicer related to Liquidated Mortgage Loans) subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Sub-Servicer: Any Person that services Mortgage Loans on behalf of the Servicer, and is responsible for the performance (whether directly or through subservicers or Subcontractors) of servicing functions required to be performed under this Agreement or any subservicing agreement that are identified in Item 1122(d) of Regulation AB.

     Subservicing Agreement: As defined in Section 3.02(a).

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

     Trust Fund: The corpus of the Issuing Entity.

     Trustee: HSBC Bank USA, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this

Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

     United States Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be United States Persons.

                                  ARTICLE II.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     2.01. Warranties and Representations of the Depositor

     Depositor warrants and represents to, and covenants with, the Servicer that as of the date hereof:

     (a) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (b) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

     (c) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (d) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

     (e) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

     (f) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

     2.02. Warranties and Representations of the Servicer.

     The Servicer warrants and represents to, and covenants with, Depositor that as of the date hereof:

     (a) it is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer, to the extent necessary to ensure its ability to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof;

     (b) it has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     (c) the execution and delivery of this Agreement by it, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by laws or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

     (d) no litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to perform any of its other obligations under this Agreement in accordance with the terms hereof.

     (e) no consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

     2.03. Covenants of the Servicer.

     The Servicer hereby covenants to each of the other parties to this Agreement as follows:

          (a) the Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, Master Servicer or the Trustee, any Affiliate of the Depositor, Master Servicer or the Trustee and prepared by the Servicer pursuant to this Agreement will be inaccurate in any material respect, provided, however, that the Servicer shall not be responsible for inaccurate information provided to it by third parties and provided further that this covenant 2.03(b) shall not be breached if the Servicer corrects such material inaccuracy to the reasonable satisfaction of the applicable Depositor, Master Servicer or the Trustee or Affiliate thereof, within five (5) Business Days of receiving written notice of or a Responsible Servicing Officer's actual knowledge of such inaccuracy, and the Servicer shall be responsible for any direct damages, costs, liabilities or expenses arising from a breach that occurs prior to the Servicer's correction thereof.

          (c) the Servicer will fully furnish (for the period it services the Mortgage Loans), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis, except as the Servicer believes is reasonably prudent to resolve disputes or potential disputes with Mortgagors.

          (d) the Servicer acknowledges that Wells Fargo Bank, N.A.(the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, the Master Servicer, the Securities Administrator, Wilshire Credit Corporation, as servicer and company, and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). The Servicer shall deliver all reports required to be delivered under this Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Alternative Note Asset Trust,
                     Series 2007-OAR2

          (e) the Servicer hereby acknowledges that the Master Servicer has the right to enforce all obligations of the Servicer under this Agreement acting on behalf of the MANA 2007-OAR2 trust formed pursuant to the Pooling and Servicing Agreement, as owner of the Mortgage Loans. Such rights will include, without limitation, the right to terminate the Servicer, as servicer under this Agreement upon the occurrence of an Event of Default hereunder, the right to receive all remittances required to be made by the Servicer under this Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under this Agreement, the right to examine the books and records of the

Servicer and the right to exercise certain rights of consent and approval of the "Trustee" under this Agreement. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer and the Depositor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Trustee" under this Agreement and this Agreement only to the extent that the Master Servicer has any obligations of the "Trustee". In addition, the Depositor shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to (a) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Securities Administrator or Master Servicer, as applicable, or (b) the failure of the Securities Administrator or the Master Servicer, as applicable, to perform the obligations of the "Trustee" under this Agreement. The Servicer shall make all distributions under this Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248
          Account Name: Corporate Trust Clearing
          Account Number: 3970771416
          For further credit to: MANA 2007-OAR2
          Distribution Account Number: 53134100

     2.04. Depositor Notification of NIM Notes. The Depositor shall notify the Servicer in writing when NIM Notes are issued and when all previously issued NIM Notes are no longer outstanding.

                                  ARTICLE III.

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     3.01. Servicer to Service Mortgage Loans.

     For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the Accepted Servicing Practices. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Sub-Servicers, as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds and (iv) subject to Section 3.12(a), to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that, subject to Section 5.03, the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan serviced by it under this Agreement or the rights and interests of the other parties to this Agreement except as otherwise required by this Agreement or by law. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any of the REMICs provided for in the Pooling and Servicing Agreement, to fail to qualify as a REMIC or result in the imposition of any tax under Section 860G(a) or 860G(d) of the Code. The Servicer shall represent and protect the interest of the Trust Fund in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, but in any case not in any manner that is a lesser standard than that provided in the first sentence of this Section 3.01. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, subordinations and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans, to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer. For purposes of this Section 3.01, the Trustee hereby grants to the Servicer a limited power of attorney to execute and file any and all documents necessary to fulfill the obligations of the Servicer under this Section 3.01.

     The Servicer shall not be required to make any Servicing Advance with respect to a Mortgage Loan that is 150 days or more delinquent.

     The Servicer shall deliver a list of Servicing Officers to the Master Servicer by June 1, 2007.

     The Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 97-02, and for each Mortgage Loan, the Servicer agrees that it shall report one of the following statuses each month as follows: current, delinquent (30-, 60-, 90-days, etc.), foreclosed or charged-off.

     The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Sub-Servicer, when the Servicer or the Sub-Servicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS System, or cause the removal from the registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, shall be subject to withdrawal by the Servicer from the Collection Account (provided that such expenses constitute "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)).

     3.02. Servicing and Subservicing; Enforcement of the Obligations of
Servicer.

          (a) The Servicer may arrange for the subservicing of any Mortgage Loan by a Sub-Servicer, which may be an Affiliate (each, a "Sub-Servicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement") including, at the Servicer's option, if requested to do so by the Holder of the Class C Certificate; provided, however, that (i) such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder and (ii) that such agreement would not result in a withdrawal or downgrading by any Rating Agency of the ratings of any Certificates evidenced by a letter to that effect delivered by each Rating Agency to the Depositor. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Master Servicer and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Every subservicing agreement entered into by the Servicer shall contain a provision giving any successor servicer the option to terminate such agreement in the event a successor servicer is appointed. All actions of the each Sub-Servicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer. The Servicer shall deliver to the Master Servicer copies of all subservicing agreements. The Master Servicer shall have no obligations, duties or liabilities with respect to a Sub-Servicer, including without limitation, any obligation, duty or liability to monitor such Sub-Servicer or to pay a Sub-Servicer's fees and expenses.

          (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to the Servicer.

          (c) The Servicer shall not permit a Sub-Servicer that would be required under this Agreement or any sub-servicing agreement to deliver an Annual Statement of Compliance, an Assessment of Compliance and an Accountant's Attestation to perform any servicing responsibilities hereunder with respect to the Mortgage Loans unless that Sub-Servicer first agrees in writing with the Servicer to deliver an Annual Statement of Compliance, an Assessment of Compliance and an Accountant's Attestation in such manner and at such times that permits that Servicer to comply with Sections 8.04 and 8.05 of this Agreement.

     3.03. Rights of the Depositor and the Trustee in Respect of the Servicer.

     Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer, and neither of them is obligated to supervise the performance of the Servicer hereunder or otherwise.

     3.04. Master Servicer to Act as Servicer.

     Subject to Sections 5.04 and 6.02, in the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Master Servicer or its designee shall, within a period of time not to exceed ninety (90) days from the date of notice of termination or resignation, thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Master Servicer shall not be (i) liable for losses of the Servicer pursuant to Section 3.10 hereof or any acts or omissions of such predecessor Servicer hereunder, (ii) obligated to make Advances or Servicing Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, (iv) responsible for any expenses of the Servicer or (v) deemed to have made any representations and warranties hereunder, including pursuant to
Section 2.02 or the first paragraph of Section 5.02 hereof; provided, however that the Master Servicer (subject to clause (ii) above) or its designee, in its capacity as the successor servicer, shall immediately assume the terminated or resigning Servicer's obligation to make Advances and Servicing Advances). No such termination or resignation shall affect any obligation of the Servicer to pay amounts owed under this Agreement and to perform its duties under this Agreement until its successor assumes all of its rights and obligations hereunder. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Master Servicer (or any other successor servicer) may, at its option, succeed to any rights and obligations of the Servicer under any subservicing agreement in accordance with the terms thereof; provided, however, that the Master Servicer (or any other successor servicer) shall not incur any liability or have any obligations in its capacity as servicer under a subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Servicer thereunder; and the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession. To the extent any costs or expenses, including without limitation, Servicing Transfer Costs incurred by the Master Servicer in connection with this Section 3.04, are not paid by the Servicer pursuant to this Agreement within 30 days of the date of the Master Servicer's invoice thereof, such amounts shall be payable to the Master Servicer pursuant to the Pooling and Servicing Agreement; provided that if the Servicer has been terminated by reason of an Event of Default, the terminated Servicer shall reimburse the Issuing Entity for any such expense incurred by the Issuing Entity upon receipt of a reasonably detailed invoice evidencing such expenses. If the Master Servicer is unwilling or unable to act as servicer, the Master Servicer shall seek to appoint a successor servicer that is eligible in accordance with the criteria specified in this Agreement.

     The Servicer shall, upon request of the Master Servicer, but at the expense of the Servicer if the Servicer has been terminated by reason of an Event of Default, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

     3.05. Collection of Mortgage Loan Payments; Collection Account.

          (a) The Servicer shall make reasonable efforts in accordance with Accepted Servicing Practices to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any default interest charge, or (ii) subject to Section 3.01, extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, subject to Section 4.01, the Servicer shall make any Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance as defined in the Pooling and Servicing Agreement, in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"), provided, however, that in determining which course of action permitted by this sentence it shall pursue, the Servicer shall adhere to the standards of Section 3.01. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of Section 3.01 shall be reflected in writing in the Mortgage File.

          (b) The Servicer will not waive any Prepayment Charge or portion thereof unless, (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights generally or is otherwise prohibited by law, or (ii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment, or (iii) the Servicer has not been provided with information sufficient to enable it to collect the Prepayment Charge, or (iv) in the Servicer's reasonable judgment as described in Section 3.01 hereof, (x) such waiver relates to a default or a reasonably foreseeable default and (y) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan, or (v) the collection of such Prepayment Charge or portion thereof, or of a similar type of Prepayment Charge, would be considered "predatory" or "illegal" pursuant to written guidance published by any applicable federal, state or local regulatory authority having jurisdiction over such matters or has been challenged by any such authority, or only to the extent that there are no NIM Notes outstanding or to the extent that the Depositor has notified the Servicer in writing that all previously issued NIM Notes are no longer outstanding, there is a certificated class action in which a similar type of prepayment charge is being challenged. Except as provided in the preceding sentence, in no event will the Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If the Servicer waives or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Servicer, other than as provided above, the Servicer shall deposit the amount of such Prepayment Charge (or such portion thereof as had been waived for deposit) into the Collection Account for distribution in accordance with the terms of this Agreement.

          (c) The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (d) The Servicer shall establish and initially maintain, on behalf of the Certificateholders, a Collection Account. The Servicer shall deposit into such Collection Account daily, within two Business Days of receipt thereof, in immediately available funds, the following payments and collections received or made by it on and after the Cut-off Date with respect to the Mortgage Loans:

               (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans, other than principal due on the Mortgage Loans on or prior to the Cut-off Date;

               (ii) all payments on account of interest on the Mortgage Loans net of the related Servicing Fee permitted under Section 3.15, other than
     (x) interest due on the Mortgage Loans on or prior to the Cut-off Date and
     (y) Prepayment Interest Excess;

               (iii) all Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

               (iv) all Subsequent Recoveries;

               (v) all Compensating Interest;

               (vi) any amount required to be deposited by the Servicer pursuant to Section 3.05(g) in connection with any losses on Permitted Investments;

               (vii) any amounts required to be deposited by the Servicer pursuant to Section 3.10 hereof;

               (viii) all Advances made by the Servicer pursuant to Section
     4.01;

               (ix) all Prepayment Charges; and

               (x) any other amounts required to be deposited hereunder.

     The foregoing requirements for remittance by the Servicer into the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, late payment charges, insufficient funds charges and payments in the nature of assumption fees (i.e., fees related to the assumption of a Mortgage Loan upon the purchase of the related Mortgaged Property and other similar ancillary fees (other than Prepayment Charges)) if collected, and any Prepayment Interest Excess need not be remitted by the Servicer. Rather, such fees and charges may be retained by the Servicer as additional servicing compensation. In the event that the Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw or direct the Master Servicer, or such other institution maintaining the Collection Account, to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08. In no event shall the Master Servicer incur liability for withdrawals from the Collection Account at the direction of the Servicer.

     The Servicer shall give notice to the Master Servicer of the location of the Collection Account maintained by it when established and prior to any change thereof. Not later than twenty days after each Distribution Date, the Servicer shall forward to the Master Servicer and the Depositor the most current available bank statement for the Collection Account.

          (e) Each institution that maintains the Collection Account shall invest the funds in each such account, as directed by the Servicer, in writing, in Permitted Investments, which shall mature not later than the Business Day preceding the related Servicer Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such Collection Account or is otherwise immediately available, then such Permitted Investment shall mature not later than the Servicer Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. All income and gain net of any losses realized from amounts on deposit in the Collection Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Collection Account in respect of any such investments shall be deposited by the Servicer in the Collection Account out of the Servicer's own funds immediately as realized.

     3.06. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

     To the extent required by the related Mortgage Note, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

     Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums, condominium or PUD association dues or comparable items) and 3.10 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of the Pooling and Servicing Agreement. The Escrow Accounts shall not be a part of the Trust Fund.

     3.07. Access to Certain Documentation and Information Regarding the Mortgage Loans.

     Upon reasonable advance notice in writing if required by federal regulation, the Servicer will provide to each Certificateholder that is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided, that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

     The Servicer may from time to time provide the Depositor, the Master Servicer and any Person designated by the Depositor, with reports and information regarding the Mortgage Loans, including without limitation, information requested by the Depositor or an originator of the Mortgage Loans for required institutional risk control. In addition, subject to limitations of applicable privacy laws, the Servicer may make public information regarding performance of the Mortgage Loans.

     3.08. Permitted Withdrawals from the Collection Account and Master Servicer Collection Account.

          (a) The Servicer may from time to time, make withdrawals from the Collection Account for the following purposes:

               (i) to pay to the Servicer (to the extent not previously paid to or withheld by the Servicer), as servicing compensation in accordance with
     Section 3.15, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.15;

               (ii) to reimburse the Servicer for Advances made by it (or to reimburse the Advance Financing Person for Advances made by it) with respect to the Mortgage Loans, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds) that represent late recoveries of payments of principal and/or interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the Servicer for any Non-Recoverable Advance previously made and any Non-Recoverable Servicing Advances previously made to the extent that, in the case of Non-Recoverable Servicing Advances, reimbursement therefor constitutes "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii);

               (iv) to pay to the Servicer earnings on or investment income with respect to funds in or credited to the Collection Account;

               (v) to reimburse the Servicer from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

               (vi) [reserved];

               (vii) to pay to the Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances (to the extent that reimbursement for Servicing Advances would constitute an "unanticipated expense" within the meaning of Treasury Regulation Section 1.860-1(b)(3)(ii)), the Servicer's right to reimbursement of Servicing Advances pursuant to this subclause (vi) with respect to any Mortgage Loan being limited to amounts received on particular Mortgage Loan(s)(including, for this purpose, Liquidation Proceeds and purchase and repurchase proceeds) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06;

               (viii) to pay the Servicer any unpaid Servicing Fees for any Mortgage Loan upon such Mortgage Loan being charged off and upon termination of the obligations of the Servicer;

               (ix) to pay to the Depositor or the Servicer, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.12, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

               (x) to reimburse the Servicer, the Trustee or the Depositor for expenses incurred by any of them in connection with the Mortgage Loans or Certificates and reimbursable pursuant to Section 3.04, Section 3.19 or
     Section 4.04 hereof provided that reimbursement therefor would constitute "unanticipated" expenses within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii);

               (xi) to reimburse the Trustee for enforcement expenses reasonably incurred in respect of a breach or defect giving rise to the purchase obligation in Article II of the Pooling and Servicing Agreement that were incurred in the Purchase Price of the Mortgage Loans including any expenses arising out of the enforcement of the purchase obligation; provided that any such expenses will be reimbursable under this subclause (xi) only to the extent that such expenses would constitute "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii) if paid by one of the REMICs provided for herein;

               (xii) [reserved];

               (xiii) to withdraw pursuant to Section 3.05 any amount deposited in the Collection Account and not required to be deposited therein; and

               (xiv) to clear and terminate the Collection Account upon termination of the Pooling and Servicing Agreement.

     In addition, the Servicer will use commercially reasonable efforts to cause to be withdrawn from the Protected Account no later than 2:30 p.m. Eastern Time, but in any case no later than 3:00 p.m. Eastern Time on the Servicer Remittance Date, the Interest Funds and the Principal Funds (for this purpose only, neither Interest Funds nor Principal Funds shall include a deduction for any amount reimbursable to the Trustee unless such amounts have actually been reimbursed from such funds at the discretion of the Servicer and the calculation of the Interest Funds and Principal Funds shall not include item (7) of the definition of Interest Funds and item (C) of the definition of Principal Funds), to the extent on deposit, and such amount shall be deposited in the Master Servicer Collection Account; provided, however, if the Master Servicer does not receive such Interest Funds and Principal Funds by 3:00 p.m. Eastern Time, such Interest Funds and Principal Funds shall be deposited in the Master Servicer Collection Account on the next Business Day. In the event such funds are not deposited by 3:00 p.m. Eastern Time on the Servicer Remittance Date, the Servicer shall pay, out of its own funds, interest on such amount at a rate equal to the then current "prime rate" (as published by Wells Fargo Bank, N.A.) for each date or part thereof until such amount is paid in full.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account.

     The Servicer shall provide written notification to the Master Servicer on or prior to the next succeeding Servicer Remittance Date upon making any withdrawals from the Collection Account pursuant to subclauses (iii) and (vii) above.

     Unless otherwise specified, any amounts reimbursable to the Servicer from amounts on deposit in the Collection Account shall be deemed to come from first, Interest Funds, and thereafter, Principal Funds for the related Distribution Date.

     3.09. [RESERVED]

     3.10. Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained, for each Mortgage Loan secured by a first lien, fire and hazard insurance with extended coverage in an amount, to the extent permitted by applicable law, that is at least equal to the lesser of (i) the estimated replacement value of the improvements that are part of such Mortgaged Property (which may be the last known coverage) and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the related Mortgagor and/or mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. The Servicer shall also cause flood insurance to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, to the extent described below. Pursuant to
Section 3.05 hereof, any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Collection Account. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Master Servicer for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer as a Servicing Advance to the extent provided in Section 3.08(a)(vii) hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property with respect to a Mortgage Loan secured by a first lien is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan, (ii) the estimated replacement value of the improvements that are part of such Mortgaged Property (which may be the last known coverage), or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.10, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.10, and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor and the Master Servicer for the benefit of the Certificateholders, claims under any such blanket policy.

     3.11. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, except as set forth below, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law; provided, further, that the Servicer shall not take any action in relation to the enforcement of any "due-on-sale" clause that would adversely affect or jeopardize coverage under any Required Insurance Policy. An Opinion of Counsel at the expense of the Servicer (which expense shall constitute a Servicing Advance) delivered to the Master Servicer and the Depositor shall conclusively establish the reasonableness of the Servicer's belief that any "due-on-sale" clause is not enforceable under applicable law, but which shall not be required. In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note. In addition to the foregoing, the Servicer shall not be required to enforce any "due-on-sale" clause or take any of the above actions if the Servicer believes the collections and other recoveries in respect of the Mortgage Loan would be maximized if the Mortgage Loan were not accelerated and such actions not taken. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Master Servicer and the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates), which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.


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

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     3.12. Realization Upon Defaulted Mortgage Loans; Determination of Excess Proceeds; Special Loss Mitigation.

          (a) The Servicer shall use reasonable efforts consistent with the servicing standard set forth in Section 3.01 to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of Delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with the restoration of any property that shall have suffered damage due to an uninsured cause unless it shall determine (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Collection Account pursuant to
Section 3.08 hereof). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.08 hereof. Any Mortgage Loan that is charged off may be sold to the majority Certificateholder of the Class C Certificates, at its option, at its fair market value after the time period specified in (e) below. If the Servicer has received written notice that a Mortgaged Property that it is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with Accepted Servicing Practices.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of itself and the Certificateholders for the period prior to the sale of such REO Property. The Servicer or an Affiliate thereof may receive usual and customary real estate referral fees for real estate brokers in connection with the listing and disposition of REO Property. The Servicer shall prepare a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Servicer to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Collection Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

     In the event that the Issuing Entity acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer make reasonable efforts to sell any REO Property for its fair market value. In any event, the Servicer shall dispose of such REO


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

Property prior to the expiration of three years from the end of the year of its acquisition by the Issuing Entity or, at the expense of the Issuing Entity, obtain, in accordance with applicable procedures for obtaining an automatic extension of the grace period, no later than 33 months after the acquisition by the Issuing Entity, an extension of the three-year grace period, in which case such property must be disposed of prior to the end of such extension, unless the Trustee, the Master Servicer and the Securities Administrator shall have been supplied with an Opinion of Counsel (such Opinion of Counsel not to be an expense of the Trustee, the Master Servicer and the Securities Administrator), to the effect that the holding by the Issuing Entity of such Mortgaged Property subsequent to such three-year period or extension will not (i) result in the imposition of taxes on "prohibited transactions" of the Issuing Entity or any of the REMICs provided for in the Pooling and Servicing Agreement as defined in section 860F of the Code or in the imposition of any other federal or state tax on the Issuing Entity or any of the REMICs provided in the Pooling and Servicing Agreement or (ii) cause any of the REMICs provided for in the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Issuing Entity may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). If such an extension has not been received and the Depositor or the Servicer, acting on behalf of the Issuing Entity hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Issuing Entity or if such an extension, has been received and the Depositor or the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

     Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Issuing Entity shall be held, rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Issuing Entity in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject the Issuing Entity or any REMIC provided for in the Pooling and Servicing Agreement to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Servicer or the Depositor has agreed to indemnify and hold harmless the Issuing Entity with respect to the imposition of any such taxes.

     The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure are expected to exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Collection Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.


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

     The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date.

     The proceeds of any Liquidated Mortgage Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds will be applied as between the parties in the following order of priority: first, to reimburse the Servicer for any related Servicing Advances and unpaid Servicing Fees, pursuant to Section 3.08(a)(vi) or this Section 3.12; second, to reimburse the Servicer for any unreimbursed Advances, pursuant to Section 3.08(a)(ii) or this Section 3.12; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; fourth, as a recovery of principal of the Mortgage Loan; and fifth, to any Prepayment Charges.

     The proceeds of any net income from an REO Property, will be applied as between the parties in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees, pursuant to Section 3.08(a)(vi) or this Section 3.12; second, to reimburse the Servicer for any unreimbursed Advances, pursuant to Section 3.08(a)(ii) or this
Section 3.12; third, as a recovery of principal; and fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the related REO Property, at the applicable Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed.

          (b) On each Determination Date, the Servicer shall determine the respective aggregate amounts of Excess Proceeds, if any, that occurred in the related Prepayment Period.

          (c) The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Securities Administrator) to purchase for its own account from the Issuing Entity any Mortgage Loan that is 91 days or more Delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be delivered to the Securities Administrator for deposit to the Distribution Account (as defined in the Pooling and Servicing Agreement) and the Securities Administrator (or its custodian, as applicable) upon receipt of such confirmation of deposit and a Request for Release from the Servicer in the form of Exhibit A hereto, shall release to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer any Mortgage Loan released pursuant hereto and the Servicer shall succeed to all the Securities Administrator's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The Servicer shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Certificateholders with respect thereto.

          (d) With respect to such of the Mortgage Loans as come into and continue in default, the Servicer will decide, in its reasonable business judgment, whether to (i) foreclose upon the Mortgaged Properties securing those Mortgage Loans pursuant to Section 3.12(a), (ii) write off the unpaid principal balance of the Mortgage Loans as bad debt (provided that the Servicer has determined that no net recovery is likely through foreclosure proceedings or other liquidation of the related Mortgaged Property), (iii) take a deed in lieu of foreclosure, (iv) accept a short sale or short refinance; (v) arrange for a repayment plan, or (vi) agree to a modification of such Mortgage Loan. As to any Mortgage Loan that becomes 120 days delinquent, the Servicer will be required to have obtained or to obtain a broker's price opinion, the cost of which will be reimbursable as a Servicing Advance. After obtaining the broker's price opinion, the Servicer will determine, in its reasonable business judgment, whether a net recovery is possible through foreclosure proceedings or other liquidation of the related Mortgage Property. If the Servicer determines that no such recovery is possible, it must charge off the related Mortgage Loan at the time it becomes 180 days delinquent. Once a Mortgage Loan has been charged off, the Servicer will discontinue making Advances, the Servicer will not be entitled to future Servicing Fees with respect to such Mortgage Loan except as provided below, and the Mortgage Loan will be treated as a Liquidated Mortgage Loan. If the Servicer determines that such net recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property on a Mortgage Loan that becomes 180 days delinquent, the Servicer need not charge off the Mortgage Loan and may continue making Advances, the Servicer will continue to be entitled to Servicing Fees and the Servicer will be required to notify the Master Servicer and the Trustee of such decision.

          (e) Any Mortgage Loan that is charged off, pursuant to (d) above, may continue to be serviced by the Servicer for the Certificateholders using specialized collection procedures (including foreclosure, if appropriate). The Servicer will be entitled to Servicing Fees and reimbursement of expenses in connection with such Mortgage Loans after the date of charge off, only to the extent of funds available from any recoveries on any such Mortgage Loans. Any such Mortgage Loans serviced in accordance with the specialized collection procedures shall be serviced for approximately six months. Any net recoveries received on such Mortgage Loans during such six month period will be treated as Subsequent Recoveries. On the date which is six months after the date on which the Servicer begins servicing such Mortgage Loans using the specialized collection procedures, unless specific net recoveries are anticipated by the Servicer on a particular Mortgage Loan, such charged off loan will be released to the majority holder of the Class C Certificates as defined in the Pooling and Servicing Agreement and thereafter, (i) the majority holder of the Class C Certificates as defined in the Pooling and Servicing Agreement, will be entitled to any amounts subsequently received in respect of any such released loans, (ii) the majority holder of the Class C Certificates as defined in the Pooling and Servicing Agreements, may designate any servicer to service any such released loan and (iii) the majority holder of the Class C Certificates as defined in the Pooling and Servicing Agreements, may sell any such released loan to a third party.

     3.13. Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will promptly notify the Custodian by delivering a Request for Release substantially in the form of Exhibit A. The Servicer is authorized to cause the removal from the registration on the MERS System of any such Mortgage if applicable, and the Servicer, on behalf of the Trustee shall execute and deliver the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred by the Servicer in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Mortgagor to the extent permitted by law, and otherwise to the Issuing Entity to the extent such expenses constitute "unanticipated expenses" within the meaning of Treasury Regulations Section 1.860G-(1)(b)(3)(ii). Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee or its designee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Collection Account.

     Each Request for Release may be delivered to the Trustee or the Custodian
(i) via mail or courier, (ii) via facsimile or (iii) by such other means, including, without limitation, electronic or computer readable medium, as the Servicer and the Trustee or the Custodian shall mutually agree.

     On each day that the Servicer remits to the Master Servicer or the Custodian Requests for Releases pursuant to clauses (ii) or (iii) above, the Servicer shall also submit to the Master Servicer or the Custodian a summary of the total number of such Requests for Releases requested on such day by the same method as described in such clauses (ii) and (iii).

     If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer may deliver or cause to be delivered to the Trustee or the Custodian, for signature, as appropriate or on behalf of the Trustee, execute any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. Notwithstanding the foregoing, the Servicer shall cause possession of any Mortgage File or of the documents therein that shall have been released by the Trustee or the Custodian to be returned to the Trustee or the Custodian promptly after possession thereof shall have been released by the Trustee or the Custodian unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account, and the Servicer shall have delivered to the Trustee or the Custodian a Request for Release in the form of Exhibit A or (ii) the Mortgage File or document shall have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property and the Servicer shall have delivered to the Trustee or the Custodian an Officer's Certificate of a Servicing Officer certifying as to the name and address of the Person to which the Mortgage File or the documents therein were delivered and the purpose or purposes of such delivery. The Servicer shall have no liability for and shall be excused from its performance hereunder to the extent its non-performance is directly caused by the failure of the Custodian under the Custodial Agreement or the Trustee to release or execute the documents as requested by the Servicer pursuant to a Request for Release or a request for the execution of the documents.

     3.14. Documents, Records and Funds in Possession of Servicer to be Held for the Trustee.

     All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Issuing Entity, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, the Master Servicer Collection Account, the Distribution Account (as defined in the Pooling and Servicing Agreement) or in any Escrow Account, or any funds that otherwise are or may become due or payable to the Master Servicer or the Securities Administrator for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

     3.15. Servicing Compensation.

     As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Collection Account out of each payment of interest on a Mortgage Loan included in the Trust Fund an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan as of the immediately preceding Distribution Date.

     Additional servicing compensation in the form of any Excess Proceeds, late payment fees, assumption fees (i.e., fees related to the assumption of a Mortgage Loan upon the purchase of the related Mortgaged Property) and similar fees payable by the Mortgagor, Prepayment Interest Excess, and all income and gain net of any losses realized from Permitted Investments, together with other benefits received from amounts in the Collection Account, shall be retained by the Servicer to the extent not required to be deposited in the Collection Account pursuant to Sections 3.05, or 3.12(a) hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement. In no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the Servicing Fee and the amount necessary to induce a successor servicer to act as successor servicer under this Agreement.

     3.16. Access to Certain Documentation.

     The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of the Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, as applicable, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Servicer designated by it provided, that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     3.17. Subordination of Liens. In connection with any governmental program under which a Mortgagor may obtain a benefit in the event the related Mortgaged Property is subject to a disaster provided that the Mortgagor files a covenant or other lien against the Mortgaged Property and is required to obtain the subordination thereto of the Mortgage, the Servicer may cause such subordination to be executed and filed provided that either (i) the related Mortgage Loan is in default or default with respect to such Mortgage Loan is imminent or (ii) such subordination and participation in such governmental program will not result in a change in payment expectations with respect to such Mortgage Loan. For purposes of the preceding sentence, a change in payment expectations occurs if, as a result of such subordination and participation in such governmental program, (1) there is a substantial enhancement of the Mortgagor's capacity to meet the payment obligations under the Mortgage Loan and that capacity was primarily speculative prior to such subordination and participation in such governmental program and is adequate after such subordination and participation in such governmental program or (2) there is a substantial impairment of the Mortgagor's capacity to meet the payment obligations under the Mortgage Loan and that capacity was adequate prior to such subordination and participation in such governmental program and is primarily speculative after such subordination and participation in such governmental program. The preceding sentence and clause
(ii) of the second preceding sentence are intended to comply with Treasury Regulations Section 1.1001-3(e)(4) and shall be interpreted in accordance therewith.

     3.18. Information to the Master Servicer.

     No later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day), the Servicer shall forward to the Master Servicer reports in the format set forth in Exhibit C-1, Exhibit C-2 and Exhibit C-3 hereto, with respect to monthly remittances, defaulted Mortgage Loans and realized loss calculations, respectively.

     3.19. Indemnification.

     The Servicer shall indemnify the Sponsor, the Issuing Entity, the Master Servicer, the Depositor and their officers, directors, employees and agents and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Servicer promptly shall notify the Sponsor, the Trustee, the Master Servicer and the Depositor or any other relevant party if a claim is made by a third party with respect to such party and this Agreement or the Mortgage Loans and, if subject to this indemnification obligation, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall provide the Depositor, the Master Servicer and the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 3.19, and the Servicer shall promptly reimburse itself from the assets of the Issuing Entity in the Collection Account for all amounts advanced by it pursuant to the preceding sentence except when and to the extent a determination has been made that the claim in any way relates to the gross negligence, bad faith or willful misconduct of the Servicer. The provisions of this paragraph shall survive the termination of this Agreement and the payment of the outstanding Certificates.

     3.20. Solicitation.

     For as long as the Servicer services the Mortgage Loans, the Servicer covenants that it will not, and that it will ensure that its Affiliates and agents will not, directly or indirectly solicit or provide information for any other party to solicit for prepayment or refinancing of any of the Mortgage Loans by the related Mortgagors.

     It is understood that the promotions undertaken by the Servicer or its Affiliates or agents which are directed to the general public at large, or certain segments thereof, shall not constitute solicitation as that term is used in this Section 3.20. However, the Servicer is permitted to solicit Mortgagors for additional products, including, without limitation, credit cards and credit life; provided that the Servicer does not use any of the names of the other parties to this Agreement and any such solicitation is in compliance with all laws, including telephone solicitation laws.

     3.21. High Cost Mortgage Loans.

     In the event that the Servicer reasonably determines that a Mortgage Loan may be a "high cost mortgage loan," "high cost home," "covered," "high cost," "high risk home," "predatory" or similarly classified loan under any applicable state, federal or local law, the Servicer may notify the Depositor, the Master Servicer and the Trustee thereof; the Servicer may terminate its servicing thereof; and such determination shall be deemed to materially and adversely affect the interests of the Certificateholders in such Mortgage Loan, and the Sponsor will repurchase the Mortgage Loan within a 30 day period from the date of the notice in the manner described in the Pooling and Servicing Agreement.

                                   ARTICLE IV.

                                  DISTRIBUTIONS

     4.01. Advances.

          (a) Subject to the conditions of this Article IV, the Servicer, as required below, shall make an Advance and deposit such Advance in the Collection Account. Each such Advance shall be remitted to the Collection Account no later than 4:00 p.m. Eastern time, on the Servicer Advance Date in immediately available funds. The Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Non-Recoverable Advance. If the Servicer shall have determined that it has made a Non-Recoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Non-Recoverable Advance, the Servicer shall deliver (i) to the Master Servicer for the benefit of the Certificateholders, funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Master Servicer an Officer's Certificate setting forth the basis for such determination. The Servicer may, in its sole discretion, make an Advance with respect to the principal portion of the final Scheduled Payment on a Balloon Loan, but the Servicer is under no obligation to do so; provided, however, that nothing in this sentence shall affect the Servicer's obligation under this
Section 4.01 to Advance the interest portion of the final Scheduled Payment with respect to a Balloon Loan based on the Minimum Payment. If a Mortgagor does not pay its final Scheduled Payment on a Balloon Loan when due, the Servicer shall advance (unless it determines in its good faith judgment that such amounts would constitute a Non-Recoverable Advance) a full month of interest (net of the Servicing Fee) on the Stated Principal Balance (as defined in the Pooling and Servicing Agreement) thereof each month until its Stated Principal Balance (as defined in the Pooling and Servicing Agreement) is reduced to zero.

     In lieu of making all or a portion of such Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Collection Account that any amount held for future distribution has been used by the Servicer in discharge of its obligation to make any such Advance and
(ii) transfer such funds from the Collection Account to the Master Servicer Collection Account. In addition, the Servicer shall have the right to reimburse itself for any such Advance from amounts held from time to time in the Collection Account to the extent such amounts are not then required to be distributed. Any funds so applied and transferred pursuant to the previous two sentences shall be replaced by the Servicer by deposit in the Collection Account no later than the close of business on the Servicer Advance Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer shall be entitled to be reimbursed from the Collection Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue until the earlier of (i) such Mortgage Loan is paid in full, (ii) the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Master Servicer, the Securities Administrator or the Issuing Entity pursuant to any applicable provision of this Agreement, except as otherwise provided in this
Section 4.01, (iii) the Servicer determines in its good faith judgment that such amounts would constitute a Non-Recoverable Advance as provided in the preceding paragraph or (iv) the date on which such Mortgage Loan becomes 150 days delinquent as set forth below.

          (b) Notwithstanding anything in this Agreement to the contrary (including, but not limited to, Sections 3.01 and 4.01(a) hereof), no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance or Servicing Advance would, if made, constitute a Non-Recoverable Advance or a Non-Recoverable Servicing Advance. The determination by the Servicer that it has made a Non-Recoverable Advance or a Non-Recoverable Servicing Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Non-Recoverable Advance or a Non-Recoverable Servicing Advance, respectively, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Depositor and the Master Servicer. In addition, the Servicer shall not be required to advance any Relief Act Shortfalls.

          (c) Notwithstanding the foregoing, the Servicer shall not be required to make any Advances for any Mortgage Loan after such Mortgage Loan becomes 150 days delinquent. The Servicer shall identify such delinquent Mortgage Loans in the Servicer Statement referenced in Section 3.18. In addition, the Servicer shall provide the Master Servicer with an Officer's Certificate listing such delinquent Mortgage Loans and certifying that such loans are 150 days or more delinquent.

     4.02. Reduction of Servicing Compensation in Connection with Prepayment Interest Shortfalls.

     In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall, the Servicer shall, from amounts in respect of the Servicing Fee for such Distribution Date, deposit into the Collection Account, as a reduction of the Servicing Fee for such Distribution Date, no later than the Servicer Advance Date immediately preceding such Distribution Date, an amount up to the Prepayment Interest Shortfall; provided that the amount so deposited with respect to any Distribution Date shall be limited to the product of (x) one twelfth of 0.25% per annum and (y) the aggregate Stated Principal Balance of the Mortgage Loans. In case of such deposit, the Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Issuing Entity or the Certificateholders. With respect to any Distribution Date, to the extent that the Prepayment Interest Shortfall exceeds Compensating Interest (such excess, a "Non-Supported Interest Shortfall"), such Non-Supported Interest Shortfall shall reduce the Current Interest with respect to each Class of Certificates, pro rata based upon the amount of interest each such Class would otherwise be entitled to receive on such Distribution Date. Notwithstanding the foregoing, there shall be no reduction of the Servicing Fee in connection with Prepayment Interest Shortfalls related to the Relief Act or bankruptcy proceedings and the Servicer shall not be obligated to pay Compensating Interest with respect to Prepayment Interest Shortfalls related to the Relief Act or bankruptcy proceedings.

                                   ARTICLE V.

                         THE DEPOSITOR AND THE SERVICER

     5.01. Respective Liabilities of the Depositor and the Servicer.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     5.02. Merger or Consolidation of the Depositor or the Servicer.

     Except as provided in the next paragraph, the Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a corporation or banking association under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (except for the execution of an assumption agreement where such succession is not effected by operation of law); provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

     5.03. Limitation on Liability of the Depositor, the Servicer and Others.

     None of the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Issuing Entity or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Servicer or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor or the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor or the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Issuing Entity and held harmless against any loss, liability or expense, incurred in connection with the performance of their duties under this Agreement or incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense (i) incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or (ii) which does not constitute an "unanticipated expense" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii). Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that either of the Depositor or the Servicer in its discretion may undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Issuing Entity, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account as provided by Section 3.08 hereof.

     5.04. Limitation on Resignation of Servicer.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer. No such resignation shall become effective until the Master Servicer or a successor servicer reasonably acceptable to the Master Servicer is appointed and has assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder. Any such resignation shall not relieve the Servicer of any of the obligations specified in Section 6.01 and 6.02 as obligations that survive the resignation or termination of the Servicer.

     5.05. Errors and Omissions Insurance; Fidelity Bonds.

     The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for the Servicer. The Servicer shall provide the Master Servicer, upon request, with copies of such policies and fidelity bond or a certification from the insurance provider evidencing such policies and fidelity bond. In the event that any such policy or bond ceases to be in effect, the Servicer shall use its reasonable commercial efforts to obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement.

                                   ARTICLE VI.

                        DEFAULT; TERMINATION OF SERVICER

     6.01. Events of Default.

          (a) "Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the Servicer to deposit in the Collection Account, Master Servicer Collection Account, or the Distribution Account (as defined in the Pooling and Servicing Agreement) or remit to the Master Servicer (a) any payment (excluding Advances) required to be made under the terms of this Agreement, which failure shall continue unremedied for three
     (3) Business Days or (b) Advances required to be made under Section 4.01 hereof, which failure shall continue unremedied as of 3:00 p.m. New York City Time on the Distribution Account Deposit Date (as defined in the Pooling and Servicing Agreement); or

               (ii) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement or any representation or warranty shall prove to be untrue, which failure or breach shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Master Servicer; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) consent by the Servicer to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

               (v) admission by the Servicer in writing of its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) Any failure by the Servicer, any Sub-Servicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 8.04, 8.05 or 8.06, or any failure by the Servicer to identify pursuant to Section 8.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, shall constitute an Event of Default with respect to the Servicer under this Agreement, and shall entitle the Master Servicer and/or the Depositor, as applicable, to terminate the rights and obligations of the Servicer as servicer under this Agreement in accordance with Section 6.01 hereof; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect;

               (vii) any failure by the Servicer, any Sub-Servicer or any Subcontractor to duly perform, within the required time period, its obligations under Section 8.03 of this Agreement.

     If an Event of Default shall occur with respect to the Servicer pursuant to subsection (i) of this Section 6.01, the Master Servicer shall by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. If an Event of Default shall occur with respect to the Servicer pursuant to subsection (ii) - (vi) of this Section 6.01, then, and in each and every such case, so long as such Event of Default shall not have been remedied within the applicable grace period, if any, the Master Servicer may, by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of any such written notice, all authority and power of the Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. To the extent the Event of Default resulted from the failure of the Servicer to make a required Advance, the Master Servicer shall thereupon make any Advance described in Section 4.01 hereof subject to Section 3.04 hereof. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article III. The Servicer agrees to cooperate with the Master Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Master Servicer of all cash amounts which shall at the time be credited to the Collection Account, or thereafter be received with respect to the Mortgage Loans. The Servicer and the Master Servicer shall promptly notify the Rating Agencies of the occurrence of an Event of Default or an event that, with notice, passage of time, other action or any combination of the foregoing would be an Event of Default, such notice to be provided in any event within two Business Days of such occurrence.

     Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which the Servicer would have been entitled pursuant to Section 3.08(a), and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder. Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

     6.02. Master Servicer to Act; Appointment of Successor.

     On and after the time the Servicer receives a notice of termination pursuant to Section 6.01 hereof, the Master Servicer shall, when and to the extent provided in Section 3.04, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to
Section 4.01. As compensation therefor, subject to the last paragraph of Section 6.01, the Master Servicer shall be entitled to all fees, compensation and reimbursement for costs and expenses that the Servicer would have been entitled to hereunder if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Master Servicer has become the successor to the Servicer in accordance with Section 6.01 hereof, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor Servicer shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Master Servicer an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 5.03 hereof incurred prior to termination of the Servicer under Section 6.01), with like effect as if originally named as a party to this Agreement. No appointment of a successor to the Servicer hereunder shall be effective until the Master Servicer shall have consented thereto and written notice of such proposed appointment shall have been provided by the Master Servicer to each Certificateholder. The Master Servicer shall not resign as servicer until a successor servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 5.05.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

     7.01. Amendment.

     This Agreement may be amended from time to time by the Depositor, the Servicer and the Master Servicer by written agreement.

     7.02. Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     7.03. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND

THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     7.04. Notices.

     All demands, notices and communications related to the Mortgage Loans and this Servicing Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

          (a)  In the case of the Servicer:

               Central Mortgage Company
               801 John Barrow Road
               Little Rock, Arkansas 72205

          (b)  In the case of Depositor:

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-OAR2

          (c)  In the case of the Master Servicer or the Securities
               Administrator:

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager MANA 2007-OAR2

     7.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     7.06. Assignment.

     Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Master Servicer and Depositor; provided, however, the Servicer is hereby authorized to enter into an Advance Facility under which (l) the Servicer sells, assigns or pledges to an Advancing Person the Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

     Reimbursement amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s).

     The Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

     An Advancing Person who purchases or receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in this Agreement.

     The documentation establishing any Advance Facility shall require that such reimbursement amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first in, first out"
(FIFO) basis. Such documentation shall also require the Servicer to provide to the related Advancing Person or its designee loan by loan information with respect to each such reimbursement amount distributed to such Advancing Person or Advance Facility trustee on each Distribution Date, to enable the Advancing Person or Advance Facility trustee to make the FIFO allocation of each such reimbursement amount with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility trustee for all Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

     Any amendment to this Section 7.06 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 7.06, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee and the Servicer, without the consent of any Certificateholder notwithstanding anything to the contrary in this Agreement, upon receipt by the Trustee of an Opinion of Counsel that such amendment has no material adverse effect on the Certificateholders or written confirmation from the Rating Agencies that such amendment will not adversely affect the ratings on the Certificates. Prior to entering into an Advance Facility, the Servicer shall notify the lender under such facility in writing that: (a) the Advances financed by and/or pledged to the lender are obligations owed to the Servicer on a non recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances only to the extent provided herein, and the Trustee, the Master Servicer, the Securities Administrator and the Issuing Entity are not otherwise obligated or liable to repay any Advances financed by the lender; (b) the Servicer will be responsible for remitting to the lender the applicable amounts collected by it as reimbursement for Advances funded by the lender, subject to the restrictions and priorities created in this Agreement; and (c) the Master Servicer, the Securities Administrator and the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and the lender.

     7.07. Inspection and Audit Rights.

     The Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor, subject to a reasonable confidentiality agreement, or the Master Servicer during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Master Servicer and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees, agents, counsel and independent public accountants (and by this provision the Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Master Servicer of any right under this Section 7.07 shall be borne by the party requesting such inspection (except in the case of the Securities Administrator, in which case such expenses shall be borne by the requesting Certificateholder(s)); all other such expenses shall be borne by the Servicer.

     7.08. Waiver

     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     7.09. Termination

     This Agreement shall terminate upon a clean-up call of the Trust governed by the Pooling and Servicing Agreement.

                                  ARTICLE VIII.

                          COMPLIANCE WITH REGULATION AB

     8.01. Intent of the Parties; Reasonableness.

     The Master Servicer and the Servicer acknowledge and agree that the purpose of Article VIII of this Agreement is to facilitate compliance by the Master Servicer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Master Servicer nor the Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Master Servicer or the Depositor in good faith for delivery of information required under these provisions on the basis of evolving interpretations of Regulation AB. The Servicer shall cooperate reasonably with the Master Servicer to deliver to the Securities Administrator, the Master Servicer (including any of its assignees or designees) and the Depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Securities Administrator, the Master Servicer or the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Sub-Servicer, or the servicing of the Mortgage Loans, to be necessary in order to effect such compliance.

     8.02. Subservicing Agreements. On or before March 1 of each year, the Servicer shall deliver to the Master Servicer a copy of any subservicing agreement executed by the Servicer not previously provided.

     8.03. Information to Be Provided by the Servicer.

     The Servicer shall, as promptly as practicable following notice to or discovery by the Servicer, provide to the Master Servicer and the Depositor (in writing and in form and substance reasonably satisfactory to the Master Servicer and the Depositor) the information specified in paragraph (a) of this Section.

     (a) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Sub-Servicer to) (i) provide prompt notice to the Master Servicer and the Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Sub-Servicer, (B) any affiliations or relationships as set forth in Items 1119(b) and (c) of Regulation AB that develop following the Closing Date between the Servicer, any Sub-Servicer or and any of the parties specified in Item 1119 of Regulation AB,
(C) any Event of Default under the terms of this Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and
(E) the Servicer's entry into an agreement with a Sub-Servicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement and (ii) provide to the Master Servicer and the Depositor a description of such proceedings, affiliations or relationships, as set forth in Sections 1119(b) and (c) of Regulation AB.

     (b) As a condition to the succession to the Servicer or any Sub-Servicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Sub-Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Sub-Servicer, the Servicer shall provide to the Master Servicer and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Master Servicer and the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Master Servicer and the Depositor, all information reasonably requested by the Master Servicer or the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (c) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of the securitization transaction, the Servicer or such Sub-Servicer, as applicable, shall, to the extent the Servicer or such Sub-Servicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events that have not already been disclosed to such party through the Servicer's prior notice or regular servicing data along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB); and

               (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation
          AB).

     (d) The Servicer shall provide to the Master Servicer and the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports as required pursuant to this Agreement, and, upon reasonable request, such other information related to the Servicer or any Sub-Servicer or the Servicer or such Sub-Servicer's performance hereunder.

     8.04. Servicer Compliance Statement.

     On or before March 1 of each calendar year, commencing in 2008, the Servicer shall deliver to the Master Servicer and the Depositor a statement of compliance addressed to the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     8.05. Report on Assessment of Compliance and Attestation.

     (a) On or before March 1 of each calendar year, commencing in 2008, the Servicer shall:

               (i) deliver to the Master Servicer and the Depositor a report (in form and substance reasonably satisfactory to the Master Servicer and the Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit D hereto. Solely for the purpose of
          Section 1122(d)(3)(iii) of Exhibit D, the term "investor" shall mean the Master Servicer;

               (ii) deliver to the Master Servicer and the Depositor a report of a registered public accounting firm reasonably acceptable to the Master Servicer and the Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1 02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (iii) cause each Sub-Servicer, and each Subcontractor determined by the Servicer pursuant to Section 8.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, if any, and deliver to the Master Servicer and the Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

               (iv) deliver, and cause each Sub-Servicer and Subcontractor described in clause (iii), if any, to provide, to the Depositor, the Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to
          Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to the securitization transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit B.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     (b) Each assessment of compliance provided by a Sub-Servicer pursuant to
Section 8.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit D hereto delivered to the Master Servicer concurrently with the execution of this Agreement or, in the case of a Sub-Servicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 8.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 8.06.

     8.06. Use of Sub-Servicers and Subcontractors.

     The Servicer shall not hire or otherwise utilize the services of any Sub-Servicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Sub-Servicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

     (a) It shall not be necessary for the Servicer to seek the consent of the Securities Administrator, the Master Servicer or the Depositor to the utilization of any Sub-Servicer. The Servicer shall cause any Sub-Servicer used by the Servicer (or by any Sub-Servicer) for the benefit of the Master Servicer and the Depositor to comply with the provisions of this Section and with Sections 8.03(b), (c) and (d), 8.04, 8.05 and 8.07 of this Agreement to the same extent as if such Sub-Servicer were the Servicer, and to provide the information required with respect to such Sub-Servicer under Section 8.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Sub-Servicer and delivering to the Master Servicer and the Depositor any servicer compliance statement required to be delivered by such Sub-Servicer under Section 8.04, any assessment of compliance and attestation required to be delivered by such Sub-Servicer under Section 8.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 8.05 as and when required to be delivered.

     (b) It shall not be necessary for the Servicer to seek the consent of the Securities Administrator, the Master Servicer or the Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Master Servicer and the Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance reasonably satisfactory to the Depositor and the Master Servicer) of the role and function of each such Subcontractor utilized by the Servicer or any Sub-Servicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be (x) addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph or (y) provided by the Servicer in accordance with Regulation AB telephone interpretation 17.06.

     As a condition to the utilization of any Subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Sub-Servicer) for the benefit of the Master Servicer and the Depositor to comply with the provisions of Sections 8.05 and 8.07 of this

Agreement to the same extent as if such Subcontractor were the Servicer for those criteria in Exhibit D for which the Subcontractor is responsible. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Master Servicer and the Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 8.05, in each case as and when required to be delivered.

     8.07. Indemnification; Remedies.

     The Servicer shall indemnify the Master Servicer, each affiliate of the Master Servicer, the Sponsor and the Issuing Entity; each Person (including, but not limited to, the Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the securitization transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this
          Article VIII by or on behalf of the Servicer, or provided under this
          Article VIII by or on behalf of any Sub-Servicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

               (ii) any breach by the Servicer of its obligations under this
          Article VIII, including particularly any failure by the Servicer, any Sub-Servicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article VIII, including any failure by the Servicer to identify pursuant to Section 8.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

               (iii) the negligence bad faith or willful misconduct of the Servicer in connection with its performance under this Article VIII.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

     In the case of any failure of performance described in Sections 8.03, 8.04 or 8.05 of this Agreement, the Servicer shall promptly reimburse the Master Servicer and the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the securitization transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Sub-Servicer or any Subcontractor.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     IN WITNESS WHEREOF, the Depositor and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CENTRAL MORTGAGE COMPANY,
                                        as Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

And acknowledged by:

HSBC BANK USA, NATIONAL ASSOCIATION,
as Trustee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WELLS FARGO BANK, N.A.,
as Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WELLS FARGO BANK, N.A.,
as Securities Administrator


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                        REQUEST FOR RELEASE OF DOCUMENTS

To: Wells Fargo Bank, N.A.
    1015 10th Avenue S.E.
    Minneapolis Minnesota 55414
    Attn: ______________________

     Re: Custodial Agreement, dated as of March 1, 2007, among HSBC Bank USA,
         National Association, Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.

     In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

     Mortgage Loan Number: _____________________

     Mortgagor Name, Address & Zip Code: ________________________

     Reason for Requesting Documents (check one): _______________

          ____ 1. Mortgage Paid in full

          ____ 2. Foreclosure

          ____ 3. Substitution

          ____ 4. Other Liquidation (Repurchases, etc.)

          ____ 5. Nonliquidation

                                        Reason:
                                                --------------------------------


                                        By:
                                            ------------------------------------
                                            (authorized signer)
                                        Issuer:
                                                --------------------------------
                                        Address:
                                                 -------------------------------
                                        Date:
                                              ----------------------------------

     Custodian

     Wells Fargo Bank, N.A.

     Please acknowledge the execution of the above request by your signature and date below:

     Please acknowledge the execution of the above request by your signature and date below:


-------------------------------------   ----------------------------------------
Signature                               Date


Documents returned to Custodian:


-------------------------------------   ----------------------------------------
Custodian                               Date

                                    EXHIBIT B

                          FORM OF ANNUAL CERTIFICATION

     Re: The Servicing Agreement dated as of June 1, 2007, (the "Agreement"), between Merrill Lynch Mortgage Investors, Inc. and Central Mortgage Company

          I, ____________________________, the _______________________ of [NAME
OF COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed, or persons under my supervision have reviewed, the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Sub-Servicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------

                                   EXHIBIT C-1

                     STANDARD FILE LAYOUT - MASTER SERVICING

COLUMN NAME             DESCRIPTION                              DECIMAL  FORMAT COMMENT                      MAX SIZE
-----------             -----------                              -------  --------------                      --------
SER_INVESTOR_NBR        A value assigned by the Servicer to               Text up to 10 digits                   20
                        define a group of loans.

LOAN_NBR                A unique identifier assigned to each              Text up to 10 digits                   10
                        loan by the investor.

SERVICER_LOAN_NBR       A unique number assigned to a loan by             Text up to 10 digits                   10
                        the Servicer. This may be different
                        than the LOAN_NBR.

BORROWER_NAME           The borrower name as received in the              Maximum length of 30 (Last, First)     30
                        file. It is not separated by first and
                        last name.

SCHED_PAY_AMT           Scheduled monthly principal and             2     No commas(,) or dollar signs ($)       11
                        scheduled interest payment that a
                        borrower is expected to pay, P&I
                        constant.

NOTE_INT_RATE           The loan interest rate as reported by       4     Max length of 6                         6
                        the Servicer.

NET_INT_RATE            The loan gross interest rate less the       4     Max length of 6                         6
                        service fee rate as reported by the
                        Servicer.

SERV_FEE_RATE           The servicer's fee rate for a loan as       4     Max length of 6                         6
                        reported by the Servicer.

SERV_FEE_AMT            The servicer's fee amount for a loan as     2     No commas(,) or dollar signs ($)       11
                        reported by the Servicer.

NEW_PAY_AMT             The new loan payment amount as reported     2     No commas(,) or dollar signs ($)       11
                        by the Servicer.

NEW_LOAN_RATE           The new loan rate as reported by the        4     Max length of 6                         6
                        Servicer.

ARM_INDEX_RATE          The index the Servicer is using to          4     Max length of 6                         6
                        calculate a forecasted rate.

ACTL_BEG_PRIN_BAL       The borrower's actual principal balance     2     No commas(,) or dollar signs ($)       11
                        at the beginning of the processing
                        cycle.

ACTL_END_PRIN_BAL       The borrower's actual principal balance     2     No commas(,) or dollar signs ($)       11
                        at the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle           MM/DD/YYYY                             10
                        that the borrower's next payment is due
                        to the Servicer, as reported by
                        Servicer.

SERV_CURT_AMT_1         The first curtailment amount to be          2     No commas(,) or dollar signs ($)       11
                        applied.


                                      C-1-1

SERV_CURT_DATE_1        The curtailment date associated with              MM/DD/YYYY                             10
                        the first curtailment amount.

CURT_ADJ_ AMT_1         The curtailment interest on the first       2     No commas(,) or dollar signs ($)       11
                        curtailment amount, if applicable.

SERV_CURT_AMT_2         The second curtailment amount to be         2     No commas(,) or dollar signs ($)       11
                        applied.

SERV_CURT_DATE_2        The curtailment date associated with              MM/DD/YYYY                             10
                        the second curtailment amount.

CURT_ADJ_ AMT_2         The curtailment interest on the second      2     No commas(,) or dollar signs ($)       11
                        curtailment amount, if applicable.

SERV_CURT_AMT_3         The third curtailment amount to be          2     No commas(,) or dollar signs ($)       11
                        applied.

SERV_CURT_DATE_3        The curtailment date associated with              MM/DD/YYYY                             10
                        the third curtailment amount.

CURT_ADJ_AMT_3          The curtailment interest on the third       2     No commas(,) or dollar signs ($)       11
                        curtailment amount, if applicable.

PIF_AMT                 The loan "paid in full" amount as           2     No commas(,) or dollar signs ($)       11
                        reported by the Servicer.

PIF_DATE                The paid in full date as reported by              MM/DD/YYYY                             10
                        the Servicer.

ACTION_CODE             The standard FNMA numeric code used to            Action Code Key: 15=Bankruptcy,         2
                        indicate the default/delinquent status            30=Foreclosure, , 60=PIF,
                        of a particular loan.                             63=Substitution, 65=Repurchase,
                                                                          70=REO

INT_ADJ_AMT             The amount of the interest adjustment       2     No commas(,) or dollar signs ($)       11
                        as reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment           2     No commas(,) or dollar signs ($)       11
                        amount, if applicable.

NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if         2     No commas(,) or dollar signs ($)       11
                        applicable.

LOAN_LOSS_AMT           The amount the Servicer is passing as a     2     No commas(,) or dollar signs ($)       11
                        loss, if applicable.

SCHED_BEG_PRIN_BAL      The scheduled outstanding principal         2     No commas(,) or dollar signs ($)       11
                        amount due at the beginning of the
                        cycle date to be passed through to
                        investors.

SCHED_END_PRIN_BAL      The scheduled principal balance due to      2     No commas(,) or dollar signs ($)       11
                        investors at the end of a processing
                        cycle.

SCHED_PRIN_AMT          The scheduled principal amount as           2     No commas(,) or dollar signs ($)       11
                        reported by the Servicer for the
                        current cycle -- only applicable for
                        Scheduled/Scheduled Loans.


                                      C-1-2

SCHED_NET_INT           The scheduled gross interest amount         2     No commas(,) or dollar signs ($)       11
                        less the service fee amount for the
                        current cycle as reported by the
                        Servicer -- only applicable for
                        Scheduled/Scheduled Loans.

ACTL_PRIN_AMT           The actual principal amount collected       2     No commas(,) or dollar signs ($)       11
                        by the Servicer for the current
                        reporting cycle -- only applicable for
                        Actual/Actual Loans.

ACTL_NET_INT            The actual gross interest amount less       2     No commas(,) or dollar signs ($)       11
                        the service fee amount for the current
                        reporting cycle as reported by the
                        Servicer -- only applicable for
                        Actual/Actual Loans.

PREPAY_PENALTY_ AMT     The penalty amount received when a          2     No commas(,) or dollar signs ($)       11
                        borrower prepays on his loan as
                        reported by the Servicer.

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the       2     No commas(,) or dollar signs ($)       11
                        loan waived by the servicer.

MOD_DATE                The Effective Payment Date of the                 MM/DD/YYYY                             10
                        Modification for the loan.

MOD_TYPE                The Modification Type.                            Varchar - value can be alpha or        30
                                                                          numeric

DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and       2     No commas(,) or dollar signs ($)       11
                        interest advances made by Servicer.

                        Flag to indicate if the repurchase of a           Y=Breach
BREACH_FLAG             loan is due to a breach of                        N=NO Breach
                        Representations and Warranties                    Let blank if N/A


                                      C-1-3

                                   EXHIBIT C-2

                  STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME              DESCRIPTION                                          DECIMAL  FORMAT COMMENT
------------------              -----------                                          -------  --------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the
                                Servicer. This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                      Servicer Client Number

SERV_INVESTOR_NBR               Contains a unique number as assigned by an
                                external servicer to identify a group of loans in
                                their system.

BORROWER_FIRST_NAME             First Name of the Borrower.

BORROWER_LAST_NAME              Last name of the borrower.

PROP_ADDRESS                    Street Name and Number of Property

PROP_STATE                      The state where the property located.

PROP_ZIP                        Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due              MM/DD/YYYY
                                to the servicer at the end of processing cycle, as
                                reported by Servicer.

LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.             MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR             The case number assigned by the court to the
                                bankruptcy filing.

POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been             MM/DD/YYYY
                                approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy.                 MM/DD/YYYY
                                Either by Dismissal, Discharged and/or a Motion
                                For Relief Was Granted.

LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The              MM/DD/YYYY
                                Servicer

LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan
                                Such As;

LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To            MM/DD/YYYY
                                End/Close

LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed            MM/DD/YYYY

FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer              MM/DD/YYYY
                                with instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue                  MM/DD/YYYY
                                Foreclosure

FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a                 MM/DD/YYYY
                                Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected              MM/DD/YYYY
                                to occur.

FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                      MM/DD/YYYY

FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure       2     No commas(,) or
                                sale.                                                         dollar signs ($)

EVICTION_START_DATE             The date the servicer initiates eviction of the               MM/DD/YYYY
                                borrower.

EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the            MM/DD/YYYY
                                property from the borrower.

LIST_PRICE                      The price at which an REO property is marketed.         2     No commas(,) or
                                                                                              dollar signs ($)

LIST_DATE                       The date an REO property is listed at a particular            MM/DD/YYYY
                                price.

OFFER_AMT                       The dollar value of an offer for an REO property.       2     No commas(,) or
                                                                                              dollar signs ($)

OFFER_DATE_TIME                 The date an offer is received by DA Admin or by               MM/DD/YYYY
                                the Servicer.

REO_CLOSING_DATE                The date the REO sale of the property is scheduled            MM/DD/YYYY
                                to close.

REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                       MM/DD/YYYY

OCCUPANT_CODE                   Classification of how the property is occupied.

PROP_CONDITION_CODE             A code that indicates the condition of the
                                property.

PROP_INSPECTION_DATE            The date a property inspection is performed.                  MM/DD/YYYY

APPRAISAL_DATE                  The date the appraisal was done.                              MM/DD/YYYY

CURR_PROP_VAL                   The current "as is" value of the property based         2
                                on brokers price opinion or appraisal.

REPAIRED_PROP_VAL               The amount the property would be worth if repairs       2
                                are completed pursuant to a broker's price opinion
                                or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan

DELINQ_REASON_CODE              The circumstances which caused a borrower to stop
                                paying on a loan.  Code indicates the reason why
                                the loan is in default for this cycle.

MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With                  MM/DD/YYYY
                                Mortgage Insurance Company.

MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                      No commas(,) or
                                                                                              dollar signs ($)

MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim               MM/DD/YYYY
                                Payment

MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim         2     No commas(,) or
                                                                                              dollar signs ($)

POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company              MM/DD/YYYY

POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company       2     No commas(,) or
                                                                                              dollar signs ($)

POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By            MM/DD/YYYY
                                The Pool Insurer

POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company          2     No commas(,) or
                                                                                              dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY

FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                        2     No commas(,) or
                                                                                              dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                         2     No commas(,) or
                                                                                              dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                      MM/DD/YYYY

FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                        2     No commas(,) or
                                                                                              dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                       MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                         2     No commas(,) or
                                                                                              dollar signs ($)

VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin               MM/DD/YYYY

VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment               MM/DD/YYYY

VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                 2     No commas(,) or
                                                                                              dollar signs ($)


                                      C-2-2

MOTION_FOR_RELIEF_DATE          The date the Motion for Relief was filed                10    MM/DD/YYYY

FRCLSR_BID_AMT                  The foreclosure sale bid amount                         11    No commas(,)
                                                                                              or dollar
                                                                                              signs ($)

FRCLSR_SALE_TYPE                The foreclosure sales results: REO, Third Party,
                                Conveyance to HUD/VA

REO_PROCEEDS                    The net proceeds from the sale of the REO property.           No commas(,)
                                                                                              or dollar
                                                                                              signs ($)

BPO_DATE                        The date the BPO was done.

CURRENT_FICO                    The current FICO score

HAZARD_CLAIM_FILED_DATE         The date the Hazard Claim was filed with the            10    MM/DD/YYYY
                                Hazard Insurance Company.

HAZARD_CLAIM_AMT                The amount of the Hazard Insurance Claim filed.         11    No commas(,)
                                                                                              or dollar
                                                                                              signs ($)

HAZARD_CLAIM_PAID_DATE          The date the Hazard Insurance Company disbursed         10    MM/DD/YYYY
                                the claim payment.

HAZARD_CLAIM_PAID_AMT           The amount the Hazard Insurance Company paid on .       11    No commas(,)
                                the claim                                                     or dollar
                                                                                              signs ($)

ACTION_CODE                     Indicates loan status                                         Number

NOD_DATE                                                                                      MM/DD/YYYY

NOI_DATE                                                                                      MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                                MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                         MM/DD/YYYY

REO_SALES_PRICE                                                                               Number

REALIZED_LOSS/GAIN              As defined in the Servicing Agreement                         Number

STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those


                                      C-2-3
above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment


                                      C-2-4

027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration


                                      C-2-5

                   STANDARD FILE CODES - DELINQUENCY REPORTING

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy


                                      C-2-6

                                   EXHIBIT C-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.


                                      C-3-1

     13.  The total of lines 1 through 12.

(A)  CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


                                      C-3-2

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: __________________   Date: ______________________________
Phone: ________________________   Email Address: _____________________

Servicer Loan No.             Servicer Name              Servicer Address

___________________________   ________________________   _______________________

WELLS FARGO BANK, N.A. LOAN NO. _____________________________

Borrower's Name: __________________________________________________________
Property Address: _________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES ___  NO ___

If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan   $________________ (1)
(2)  Interest accrued at Net Rate                        ________________ (2)
(3)  Accrued Servicing Fees                              ________________ (3)
(4)  Attorney's Fees                                     ________________ (4)
(5)  Taxes (see page 2)                                  ________________ (5)
(6)  Property Maintenance                                ________________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)           ________________ (7)
(8)  Utility Expenses                                    ________________ (8)
(9)  Appraisal/BPO                                       ________________ (9)
(10) Property Inspections                                ________________ (10)
(11) FC Costs/Other Legal Expenses                       ________________ (11)
(12) Other (itemize)                                     ________________ (12)
      Cash for Keys__________________________            ________________ (12)
      HOA/Condo Fees_______________________              ________________ (12)
      ______________________________________             ________________ (12)

      TOTAL EXPENSES                                    $________________ (13)
CREDITS:
(14) Escrow Balance                                     $________________ (14)
(15) HIP Refund                                          ________________ (15)
(16) Rental Receipts                                     ________________ (16)
(17) Hazard Loss Proceeds                                ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance        ________________ (18a)
HUD Part A
                                                         ________________ (18b)
HUD Part B


                                      C-3-3

(19) Pool Insurance Proceeds                             ________________ (19)
(20) Proceeds from Sale of Acquired Property             ________________ (20)
(21) Other (itemize)                                     ________________ (21)
     _________________________________________           ________________ (21)

      TOTAL CREDITS                                     $________________ (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $________________ (23)


                                      C-3-4

                           ESCROW DISBURSEMENT DETAIL

    TYPE                  PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------



                                      C-3-5

                                    EXHIBIT D

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS UNLESS OTHERWISE NOTED)

     The assessment of compliance to be delivered by [the Company] [Name of Sub-Servicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                SERVICING CRITERIA                                   APPLICABLE
----------------------------------------------------------------------------------    SERVICING
    REFERENCE                                    CRITERIA                             CRITERIA
    ---------                                    --------                            ----------
                                   GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                  X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third           X
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on        X
                   the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                   agreements.

                               CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate          X
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or        X
                   to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash            X
                   flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve         X
                   accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured            X
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
                   Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized          X
                   access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all                X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing

                                SERVICING CRITERIA                                   APPLICABLE
----------------------------------------------------------------------------------    SERVICING
    REFERENCE                                    CRITERIA                             CRITERIA
    ---------                                    --------                            ----------
                   accounts. These reconciliations are (A) mathematically
                   accurate; (B) prepared within 30 calendar days after the
                   bank statement cutoff date, or such other number of days
                   specified in the transaction agreements; (C) reviewed and
                   approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90
                   calendar days of their original identification, or such
                   other number of days specified in the transaction
                   agreements.

                               INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the             X
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                   agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and
                   regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                 X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two               X**
                   business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree           X
                   with cancelled checks, or other form of payment, or custodial bank statements.

                                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as              X
                   required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required        X
                   by the transaction agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are         X
                   made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in             X
                   accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                   specified in the transaction agreements, and allocated to
                   principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with         X
                   the Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's            X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and

                                SERVICING CRITERIA                                   APPLICABLE
----------------------------------------------------------------------------------    SERVICING
    REFERENCE                                    CRITERIA                             CRITERIA
    ---------                                    --------                            ----------
                   related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,          X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during           X
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                   transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage          X
                   loans with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as              X
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related
                   mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance        X
                   payments) are made on or before the related penalty or
                   expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be        X
                   made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within           X
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are              X
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                   maintained as set forth in the transaction agreements.

** Solely for the purpose of Section 1122(d)(3)(iii), the term "investor" shall mean the Master Servicer.

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


                                       D-1